Exhibit 99.2

Pro Forma Financial Information

The following supplemental pro forma information is presented for information purposes only, to provide an understanding of Adtalem’s historical financial results as adjusted for the sale of ACAMS, Becker, and OCL. These pro forma financial statements should not be considered a substitute for the actual historical financial information prepared in accordance with generally accepted accounting principles, as presented in Adtalem’s filings on Form 10-K and Form 10-Q. The unaudited pro forma consolidated financial information disclosed in this report is for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or our future consolidated results of operations.

The Pro Forma Consolidated Balance Sheet as of December 31, 2021 presents our consolidated financial position giving pro forma effect to the disposition of ACAMS, Becker, and OCL as if it had occurred on December 31, 2021. The Pro Forma Consolidated Statements of Income (Loss) for the six months ended December 31, 2021 and for the years ended June 30, 2021, 2020, and 2019, present our consolidated results of operations giving pro forma effect to the disposition of ACAMS, Becker, and OCL as if it had occurred on July 1, 2021, July 1, 2020, July 1, 2019, and July 1, 2018, respectively. These pro forma financial statements should be read in connection with Adtalem’s historical consolidated financial statements, which were included in the Annual Report on Form 10-K for the year ended June 30, 2021, filed on August 19, 2021 and Quarterly Report on Form 10-Q for the six months ended December 31, 2021, filed on February 8, 2022.

The pro forma adjustments are based on currently available information, estimates and assumptions that Adtalem believes are reasonable in order to reflect, on a pro forma basis, the impact of these dispositions on our historical information.

Adtalem Global Education Inc.
Pro Forma Consolidated Balance Sheet
(unaudited and in thousands, except par value)

	December 31, 2021
		Transaction Accounting Adjustments
	Adtalem	Disposition		Debt		Adtalem
	Historical	Adjustments		Adjustments		Pro Forma
Assets:
Current assets:
Cash and cash equivalents	$275,420	$854,207	(a)	$(770,000)	(e)	$359,627
Restricted cash	1,224	—		—		1,224
Accounts receivable, net	92,744	—		—		92,744
Prepaid expenses and other current assets	166,722	—		—		166,722
Current assets held for sale	74,397	(74,244)	(b)	—		153
Total current assets	610,507	779,963		(770,000)		620,470
Noncurrent assets:
Property and equipment, net	301,666	—		—		301,666
Operating lease assets	155,356	—		—		155,356
Deferred income taxes	61,536	—		—		61,536
Intangible assets, net	923,701	—		—		923,701
Goodwill	960,058	—		—		960,058
Other assets, net	117,621	—		—		117,621
Noncurrent assets held for sale	529,328	(529,232)	(b)	—		96
Total noncurrent assets	3,049,266	(529,232)		—		2,520,034
Total assets	$3,659,773	$250,731		$(770,000)		$3,140,504

Liabilities and shareholders' equity:
Current liabilities:
Accounts payable	$65,422	$—		$—		$65,422
Accrued payroll and benefits	52,086	—		—		52,086
Accrued liabilities	134,585	—		—		134,585
Deferred revenue	124,347	—		—		124,347
Current operating lease liabilities	54,845	—		—		54,845
Current portion of long-term debt	8,500	—		—		8,500
Current liabilities held for sale	57,690	(56,300)	(b)	—		1,390
Total current liabilities	497,475	(56,300)		—		441,175
Noncurrent liabilities:
Long-term debt	1,599,538	—		(750,364)	(f)	849,174
Long-term operating lease liabilities	155,827	—		—		155,827
Deferred income taxes	27,127	—		—		27,127
Other liabilities	58,040	—		—		58,040
Noncurrent liabilities held for sale	32,086	(32,049)	(b)	—		37
Total noncurrent liabilities	1,872,618	(32,049)		(750,364)		1,090,205
Total liabilities	2,370,093	(88,349)		(750,364)		1,531,380
Redeemable noncontrolling interest	1,790	—		—		1,790
Shareholders' equity:
Common stock, $0.01 par value per share	817	—		—		817
Additional paid-in capital	542,296	—		—		542,296
Retained earnings	1,964,954	340,119	(c)	(19,636)	(g)	2,285,437
Accumulated other comprehensive loss	(634)	(1,039)	(d)	—		(1,673)
Treasury stock, at cost	(1,219,543)	—		—		(1,219,543)
Total shareholders' equity	1,287,890	339,080		(19,636)		1,607,334
Total liabilities and shareholders' equity	$3,659,773	$250,731		$(770,000)		$3,140,504
Notes to December 31, 2021 Pro Forma Consolidated Balance Sheet
(a)	Represents net, after tax proceeds received upon sale close of $854.2 million. Includes proceeds received for cash balances and reduction for estimated transaction expenses due at the time of close.
(b)
Represents the elimination of the assets and liabilities associated with the business disposition. As of December 31, 2021, ACAMS, Becker, and OCL assets and liabilities were classified as held for sale on Adtalem’s Consolidated Balance Sheet in the Form 10-Q filed on February 8, 2022.

(c)
Represents the estimated gain on the sale of ACAMS, Becker, and OCL had the transaction closed on December 31, 2021. This amount is subject to finalization. This estimated gain is not included in the adjustments in the pro forma consolidated statement of income, as this amount will be included as discontinued operations in the consolidated statement of income of Adtalem in the period of the disposition.

(d)	Represents the release of accumulated other comprehensive loss associated with ACAMS into earnings.
(e)	Represents the anticipated use of $770.0 million of net proceeds to paydown debt.
(f)	Represents the anticipated debt reduction and associated pro-rated deferred financing fees write-off.
(g)	Represents the anticipated pro-rated deferred financing fees write-off charge had the debt paydown occurred on December 31, 2021.

Adtalem Global Education Inc.
Pro Forma Consolidated Statement of Loss
(unaudited and in thousands, except per share data)

	Six Months Ended December 31, 2021
		Transaction Accounting Adjustments
	Adtalem	Disposition	Debt	Adtalem
	Historical	Adjustments (a)	Adjustments (b)	Pro Forma
Revenue	$660,268	$—	$—	$660,268
Operating cost and expense:
Cost of educational services	332,470	—	—	332,470
Student services and administrative expense	283,033	—	—	283,033
Restructuring expense	6,481	—	—	6,481
Business acquisition and integration expense	35,613	—	—	35,613
Total operating cost and expense	657,597	—	—	657,597
Operating income	2,671	—	—	2,671
Other income (expense):
Interest and dividend income	1,739	—	—	1,739
Interest expense	(73,322)	—	22,212	(51,110)
Net other expense	(71,583)	—	22,212	(49,371)
Loss from continuing operations before income taxes	(68,912)	—	22,212	(46,700)
Benefit from (provision for) income taxes	30,764	—	(50,128)	(19,364)
Net loss from continuing operations	(38,148)	—	(27,916)	(66,064)

Loss per share from continuing operations:
Basic	$(0.77)			$(1.33)
Diluted	$(0.77)			$(1.33)

Weighted-average shares outstanding:
Basic shares	49,719			49,719
Diluted shares	49,719			49,719
Notes to December 31, 2021 Pro Forma Consolidated Statement of Loss
(a)
Represents the elimination of the operating results associated with the ACAMS, Becker, and OCL business disposition. As of December 31, 2021, ACAMS, Becker, and OCL operating results were classified as discontinued operations in Adtalem’s Consolidated Statement of Loss in the Form 10-Q filed on February 8, 2022, resulting in no adjustments to this period.

(b)	Represents the after-tax interest expense impact associated with the anticipated debt paydown had it occurred on July 1, 2021.

Adtalem Global Education Inc.
Pro Forma Consolidated Statement of Income
(unaudited and in thousands, except per share data)

	Year Ended June 30, 2021
		Transaction Accounting Adjustments
	Adtalem	Disposition	Debt	Adtalem
	Historical	Adjustments (a)	Adjustments (b)	Pro Forma
Revenue	$1,112,380	$(203,946)	$—	$908,434
Operating cost and expense:
Cost of educational services	489,233	(30,687)	—	458,546
Student services and administrative expense	420,267	(125,644)	—	294,623
Restructuring expense	9,804	(2,935)	—	6,869
Business acquisition and integration expense	31,593	—	—	31,593
Total operating cost and expense	950,897	(159,266)	—	791,631
Operating income	161,483	(44,680)	—	116,803
Other income (expense):
Interest and dividend income	4,094	—	—	4,094
Interest expense	(41,365)	—	12,440	(28,925)
Investment gain	2,638	—	—	2,638
Net other expense	(34,633)	—	12,440	(22,193)
Income from continuing operations before income taxes	126,850	(44,680)	12,440	94,610
Provision for income taxes	(25,248)	12,159	(3,108)	(16,197)
Income from continuing operations	101,602	(32,521)	9,332	78,413
Net loss attributable to redeemable noncontrolling interest from continuing operations	434	—	—	434
Net income from continuing operations	$102,036	$(32,521)	$9,332	$78,847

Earnings per share from continuing operations:
Basic	$1.99			$1.54
Diluted	$1.98			$1.53

Weighted-average shares outstanding:
Basic shares	51,322			51,322
Diluted shares	51,645			51,645
Notes to June 30, 2021 Pro Forma Consolidated Statement of Income
(a)	Represents the elimination of the operating results associated with the ACAMS, Becker, and OCL business disposition.
(b)	Represents the after-tax interest expense impact associated with the anticipated debt paydown had it occurred on July 1, 2020.

Adtalem Global Education Inc.
Pro Forma Consolidated Statement of Loss
(unaudited and in thousands, except per share data)

	Year Ended June 30, 2020
		Transaction Accounting Adjustments
	Adtalem	Disposition	Debt	Adtalem
	Historical	Adjustments (a)	Adjustments (b)	Pro Forma
Revenue	$1,052,001	$(182,475)	$—	$869,526
Operating cost and expense:
Cost of educational services	490,054	(31,454)	—	458,600
Student services and administrative expense	395,838	(112,425)	—	283,413
Restructuring expense	28,628	(4,945)	—	23,683
Gain on sale of assets	(4,779)	—	—	(4,779)
Total operating cost and expense	909,741	(148,824)	—	760,917
Operating income	142,260	(33,651)	—	108,609
Other income (expense):
Interest and dividend income	3,688	—	—	3,688
Interest expense	(19,510)	—	—	(19,510)
Investment gain	18	—	—	18
Gain on derivative	110,723	—	—	110,723
Net other income	94,919	—	—	94,919
Income from continuing operations before income taxes	237,179	(33,651)	—	203,528
Benefit from income taxes	6,358	8,581	—	14,939
Income from continuing operations	243,537	(25,070)	—	218,467
Net loss attributable to redeemable noncontrolling interest from continuing operations	444	—	—	444
Net income from continuing operations	$243,981	$(25,070)	$—	$218,911

Earnings per share from continuing operations:
Basic	$4.55			$4.08
Diluted	$4.51			$4.05

Weighted-average shares outstanding:
Basic shares	53,659			53,659
Diluted shares	54,094			54,094
Notes to June 30, 2020 Pro Forma Consolidated Statement of loss
(a)	Represents the elimination of the operating results associated with the ACAMS, Becker, and OCL business disposition.
(b)
Represents the after-tax interest expense impact associated with the anticipated debt paydown had it occurred on July 1, 2019. The associated debt paydown relates to agreements entered into during fiscal year 2021, resulting in no adjustments to this period.

Adtalem Global Education Inc.
Pro Forma Consolidated Statement of Income
(unaudited and in thousands, except per share data)

	Year Ended June 30, 2019
		Transaction Accounting Adjustments
	Adtalem	Disposition	Debt	Adtalem
	Historical	Adjustments (a)	Adjustments (b)	Pro Forma
Revenue	$1,013,843	$(163,463)	$—	$850,380
Operating cost and expense:
Cost of educational services	471,782	(29,044)	—	442,738
Student services and administrative expense	359,342	(86,922)	—	272,420
Restructuring expense	53,067	(1,304)	—	51,763
Settlement gains	(26,178)	—	—	(26,178)
Total operating cost and expense	858,013	(117,270)	—	740,743
Operating income	155,830	(46,193)	—	109,637
Other income (expense):
Interest and dividend income	3,968	—	—	3,968
Interest expense	(19,898)	—	—	(19,898)
Investment loss	(153)	—	—	(153)
Net other expense	(16,083)	—	—	(16,083)
Income from continuing operations before income taxes	139,747	(46,193)	—	93,554
Provision for income taxes	(32,878)	12,374	—	(20,504)
Income from continuing operations	106,869	(33,819)	—	73,050
Net loss attributable to redeemable noncontrolling interest from continuing operations	378	—	—	378
Net income from continuing operations	$107,247	$(33,819)	$—	$73,428

Earnings per share from continuing operations:
Basic	$1.83			$1.25
Diluted	$1.81			$1.24

Weighted-average shares outstanding:
Basic shares	58,540			58,540
Diluted shares	59,330			59,330
Notes to June 30, 2019 Pro Forma Consolidated Statement of Income
(a)	Represents the elimination of the operating results associated with the ACAMS, Becker, and OCL business disposition.
(b)
Represents the after-tax interest expense impact associated with the anticipated debt paydown had it occurred on July 1, 2018. The associated debt paydown relates to agreements entered into during fiscal year 2021, resulting in no adjustments to this period.